UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 19, 2001

e-Synergies, inc.
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

3 Corporate Plaza, Suite 250, Newport Beach, CA. 92660
(Address of principal executive offices)

91-2021595
IRS Employer I.D. No.

Registrant's telephone number, including area code (949) 219-0169

Item 1.  Changes in Control of Registrant.
Not applicable.

Item 2.  Acquisition or Disposition of Assets.

This Form 8-K/A is an amendment to the Form 8-K filed on August 3, 2001, relating to the purchase by e-Synergies, inc. ("e-Synergies") of substantially all of the operating assets and assumption of certain liabilities of Worldwide Xceed Group, Inc. as approved by the United States Bankruptcy Court for the Northern District of Illinois on July 19, 2001.  A copy of the Asset Purchase Agreement was included with the Form 8-K filed on August 3, 2001.  The purpose of this amendment is to file the proforma consolidated financial statements of e-Synergies for the nine months ended May 31, 2001 and the year ended August 31, 2000.

Item 3.  Bankruptcy or Receivership.
Not applicable.

Item 4.  Changes in Registrant’s Certifying Accountant.
Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.
Not applicable.

Item 6.  Resignations of Registrant’s Directors
Not applicable.

Item 7.  Financial Statements and Exhibits.

E-SYNERGIES, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

             On July 3, 2001, e-Synergies, inc. (e-Synergies) purchased substantially all of the operating assets and assumed certain liabilities of Worldwide Xceed Group, Inc.(Xceed) through an Asset Purchase Agreement.  On July 19, 2001, the United States Bankruptcy Court for the Northern District of Illinois approved the agreement, and, subsequently, e-Synergies assigned the assets to e-Synergies Xceed, Inc., a wholly-owned subsidiary of e-Synergies, and e-Synergies Xceed, Inc. also agreed to pay the liabilities assumed by e-Synergies under the agreement.

             The following unaudited pro forma consolidated financial statements present the effect of the transaction with Xceed on a purchase basis.  The unaudited pro forma consolidated balance sheet presents the financial position of e-Synergies and Xceed as of May 31, 2001, assuming that the purchase was consummated as of September 1, 1999 based on the historical balance sheet of e-Synergies and the assets purchased and liabilities assumed as of July 3, 2001.

             The unaudited pro forma consolidated statements of operations give effect to the purchase by combining the historical statements of operations of e-Synergies and Xceed for the nine months ended May 31, 2001 and the year ended August 31, 2000 with necessary adjustments.  For purposes of preparing this pro forma information, the transaction was assumed to be consummated at the beginning of the preceding fiscal year and at the beginning of the current fiscal year.  These unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements.

             The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated for the periods noted, nor are they necessarily indicative of future operating results or financial position.

(a)         Exhibits

Exhibit No.	Description of Exhibit

1	Pro forma consolidated financial statements of e-Synergies, inc. for the nine months ended May 31, 2001 and the year ended August 31, 2000.

__________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2001

e-Synergies, inc.,
a California corporation

By:	/s/ Thomas Ronk

Thomas Ronk, President